UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 28, 2006

                           China Health Holding, Inc.
             (Exact name of registrant as specified in its charter)



      Nevada                         333-119034                   98-0432681
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)          (IRS Employer
   of incorporation)                                         Identification No.)

                             Julianna Lu, BSc. MSc.
                             Chief Executive Officer
        101 Convention Center Drive, Suite 700, Las Vegas, NV 89109-2001
               (Address of principal executive offices) (Zip Code)
                   Issuer's telephone Number: 1 (877) 883-0979

                                 Mailing Address
      Suite 600 - 666 Burrard St., Park Place, Vancouver, British Columbia,
                                 Canada V6C 2X8
                   Issuer's telephone Number: 1 (604) 608-6788

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On November 28, 2006, China Health Holdings, Inc (the "Company") executed a binding Acquisition Letter of Intent with Xi'an Chunhui Pharmaceuticals Co. Ltd. ("Xi'an Chunhui") for the proposed acquisition of 51% or more ownership of Xi'an Chunhui. Pursuant to the letter of intent, both parties have expressed their intent and support for the cooperation and accomplishment of the acquisition of Xi'an Chunhui, by the Company. Further, Xi'an Chunhui has agreed to offer the Company first refusal rights and legal exclusive rights for the acquisition of 51% or more ownership of Xi'an Chunhui within twelve months from the date of the Letter of Intent. Xi'an Chunhui has agreed to provide the Company with all necessary documentation and audited financial statements within 60days, to enable the Company to conduct its due diligence. The completion of the acquisition is subject to the negotiation and execution of a definitive acquisition agreement, as well as to the completion of full legal and financial due diligence.

     Xi'an Chunhui Pharmaceuticals, based in Shaanxi Province, is a pharmaceutical drug manufacturer, developer and distributor with good manufacturing practices (GMP) certification from the China State Food and Drug Administration (China-SFDA). It distributes a total of 50 China-SFDA certified herbal drugs to China-SFDA Licensed Hospitals and drugstores across Shaanxi province and the People's Republic of China. It also owns three China-SFDA certified pharmaceutical facilities and two China-SFDA certified pharmaceutical herbal/raw materials cultivation bases with advanced technologies. Xi'an Chunhui Pharmaceuticals' herbal-based pharmaceutical drugs are used in treatment of cancers (such as liver and stomach cancer), viral infections, high blood pressure and cardiovascular disease.

     On December 4, 2006, the Company issued a press release announcing the execution of the Letter of Intent with Xi'an Chunhui Pharmaceuticals Co. Ltd. A copy of the press release is filed with this current Report on Form 8-K as
Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

Exhibit
Number         Description
-------------- -----------------------------------------------------------------

10.1 Letter of Intent dated as of November 28, 2006 by and between China Health Holding, Inc. and Xi'an Chunhui Pharmaceuticals Co. Ltd.

99.1           Press Release issued December 4, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           China Health Holding, Inc.


Date: December 5, 2006                     /s/ Julianna Lu
                                           --------------------------
                                           Julianna Lu
                                           Chief Executive Officer